UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

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ARRIS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

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England and Wales	001-37632	98-1241619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia (Address of Principal Executive Offices)	30024 (Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2017, Ron Coppock, Executive Vice President, Global Marketing and Customer Operations, announced that he intends to retire effective May 31, 2017.  Mr. Coppock has been with ARRIS, including its predecessor – ANTEC, for more than 26 years.  In his current role, Mr. Coppock leads the alignment of ARRIS’s global marketing and sales strategies. Mr. Coppock is also responsible for driving the company’s overall business and market development, enabling its next stage of growth.  Previously, Mr. Coppock served as President of International Sales and Global Marketing following ARRIS’s acquisition of Pace plc. Prior to the Pace plc combination, Mr. Coppock was President of Worldwide Sales and Marketing leading both the domestic and international sales organizations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:/s/ Patrick W. Macken

Patrick W. Macken

Senior Vice President, General Counsel, and Secretary

Date: April 3, 2017